UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.

(Exact name of registrant as specified in charter)

3435 Stelzer Road

Columbus, OH 43219

(Address of principal executive offices) (Zip Code)

T. Gibbs Kane, Jr., President

8 Sound Shore Drive

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 551-1980

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

December 31, 2010

Dear Shareholder:

The Sound Shore Fund (the “Fund”) proudly celebrated its 25th birthday in 2010. From its inception on 05/17/85 through 12/31/10, the Fund has delivered a cumulative return of 1,309% versus 1,136% for the Standard and Poor’s 500 Index (“S&P 500”) and over the past 10 years the Fund’s annual total return of 4.06% outpaced the S&P 500’s return of 1.41%. The Fund’s sole advisor since inception, Sound Shore Management, Inc. is now in its 33rd year and we remain as committed as ever to the focus, independence, and alignment that we believe best serves our clients.

The Sound Shore Fund ended December 31, 2010 with a net asset value of $31.82 per share after an income distribution of $0.06939 at year-end. The fourth quarter total return of 11.35% was ahead of the S&P 500, which returned 10.76% and the Dow Jones Industrial Average (“Dow Jones”), which returned 8.04%. For the year, the Fund gained 12.13%, which trailed results for the S&P 500 and the Dow Jones of 15.06% and 14.06%, respectively.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended December 31, 2010 were 12.13%, 1.80%, 4.06%, and 8.49%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Stocks rose briskly in the fourth quarter of 2010, allowing U.S. markets to post consecutive years of double-digit gains for the first time since 2003-2004. The U.S. Federal Reserve’s commitment to filling the economic hole proved to more than offset a litany of macro concerns that had weighed on shares through the summer. Businesses helped too, as second half 2010 S&P 500 earnings reclaimed the peak levels last seen in 2006 and 2007, and significantly de-levered balance sheets, encouraged managements to increase dividends and share repurchases and also dust off their growth options playbooks.

Indeed two of our best contributors for 2010, Smith International and Genzyme, were acquisition targets. Oil services provider Smith, which gained 62% after agreeing to be acquired by Schlumberger, was a position we started in 2009 when it was trading below norms on earnings and cash flow and at book value. Our research concluded that Smith’s new senior management team and its industry leading positions in drill bits and fluids appeared poised to produce better than consensus earnings through 2012. Schlumberger, the global leader in oil service, apparently came to the same conclusion and purchased the company to bolster its presence in resurgent North American energy markets. We sold our Smith shares as the stock achieved our target valuation in the first quarter.

Meanwhile, drug developer Genzyme, which we profiled in last year’s annual letter, attracted interest from several potential suitors due to its unrivalled rare-disorder product pipeline and attractive valuation. Genzyme hit our screens in early 2009 when the stock had dropped to an all time low valuation of less than 13 times earnings and under 10 times cash flow following a contamination issue at one of its manufacturing facilities, a not uncommon occurrence in biotechnology. Our review of the company’s pipeline indicated sum-of-the-drugs revenue and earnings growth that was well above sell-side analysts’ expectations that were fixated on the near-term impact of restoring its idle facility. After our initial third quarter 2009 investment, we used the stocks’ subsequent volatility to add to our position so that when, in July 2010, pharma giant Sanofi-Aventis announced its acquisition interest, Genzyme was our biggest holding. Although a transaction had not occurred as of year-end, we sold our shares in the fourth quarter after the stock had achieved our target valuation.

Citigroup was another strong 2010 performer as it outdistanced the lagging financial sector. We built our position in Citi during the latter part of 2009 when the shares were selling for a significant discount to tangible book value and were also depressed by a poorly executed partial sale of the U.S. Treasury’s holdings. In addition to its compelling valuation, we believed Citi’s strong consumer bank, low relative mortgage exposure, and prospectively over-reserved balance sheet could drive better than forecast earnings. During 2010, Citi outperformed as financial results and the complete U.S. government exit from its shares were both ahead of schedule.

On the takeaway side, Apollo Group and Exelon were among our biggest detractors. Apollo, the leading for-profit education company, was lower due to concerns about federal rule changes regarding funding eligibility at its schools. Apollo, valued at less than 10 times 2011 consensus earnings, is likely to emerge a winner in the changing industry environment as it is the only for-profit school system already meeting proposed new requirements for gainful employment. Meanwhile, power generator Exelon declined due to lower natural gas prices and slower than expected demand recoveries in its Midwest and mid-Atlantic markets. Typically, Exelon’s best in class nuclear electric fleet commands a significant valuation premium per megawatt versus coal and natural gas, but due to the severity of the recent economic cycle that premium has all but disappeared. Our view is that management’s efforts to add capacity and cut costs has the potential to yield better than expected earnings power in the next 12-24 months and, following that, differentiated pricing of its unique portfolio of power assets should recur.

Sound Shore’s bottom-up, fundamental research process should be well positioned for the current market environment. Following the big cyclical snap-back from March 2009 to April 2010, company-specific drivers of stock performance appear to have regained relevance which we believe could continue in 2011. Meanwhile, even with S&P 500 earnings poised to set an all-time high in 2011, stocks are almost 20% below the peak levels achieved in 2007 and 2000. The large flow of funds away from stocks and into bonds during the past 24 months has helped to keep equity valuations reasonable to attractive. As well, we are optimistic about our holdings which we estimate have above average earnings growth prospects but, at year-end were valued at 11.7 times 2011 consensus earnings versus 13.6 times for the S&P 500.

Thank you for your continued investment with us in the Sound Shore Fund.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 12/31/10:    Apollo Group, Inc.: 2.30%; Citigroup, Inc.: 3.33%; Exelon Corp.: 2.98%; Genzyme Corp.: 0.00%; Sanofi-Aventis: 0.00%; Schlumberger Limited: 0.00%; and Smith International, Inc.: 0.00%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Investments in medium-sized companies pose greater risks than those typically associated with larger, more established companies, such as increased volatility. Foreign investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments.

The views in this letter were those of the Fund managers as of 12/31/10 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index. The Standard and Poor’s 500 Index (the “S&P 500”) is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund’s return. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Furthermore, in the years 2001 through 2005, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Past performance cannot predict nor guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results of an investment made today may differ substantially from the Fund’s historical performance. Current performance may be lower or higher than the performance data quoted.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Sector/Industry Weightings (as of December 31, 2010)

as a percentage of Net Assets

	Share Amount	Market Value
Common Stocks (96.9%)
Consumer Discretionary (12.1%)
Apollo Group, Inc., Class A †	1,121,400	$44,284,086
Comcast Corp., Class A	2,252,100	49,478,637
General Motors Co. †	1,120,600	41,305,316
International Game Technology	2,743,900	48,539,591
Time Warner, Inc.	1,521,800	48,956,306

		232,563,936

Consumer Staples (9.9%)
Bunge, Ltd.	674,500	44,193,240
CVS Caremark Corp.	1,455,800	50,618,166
The Coca-Cola Co.	512,400	33,700,548
Wal-Mart Stores, Inc.	1,152,800	62,170,504

		190,682,458

Diversified Financials (19.2%)
Bank of America Corp.	4,391,700	58,585,278
Citigroup, Inc. †	13,556,000	64,119,880
Credit Suisse Group AG ADR	1,333,300	53,878,653
Invesco, Ltd.	1,862,100	44,802,126

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2010

	Share Amount	Market Value
Diversified Financials (Continued)
Morgan Stanley	1,835,300	$49,938,513
State Street Corp.	997,500	46,224,150
The Charles Schwab Corp.	3,035,800	51,942,538

		369,491,138

Energy (15.8%)
Baker Hughes, Inc.	687,400	39,298,658
Devon Energy Corp.	707,300	55,530,123
El Paso Corp.	1,981,900	27,270,944
EQT Corp.	1,146,300	51,400,092
Marathon Oil Corp.	1,348,400	49,931,252
Sunoco, Inc.	1,179,800	47,557,738
Valero Energy Corp.	1,467,200	33,921,664

		304,910,471

Health Care (1.9%)
Baxter International, Inc.	717,700	36,329,974

Industrials (2.5%)
Southwest Airlines Co.	3,659,700	47,502,906

Materials (4.7%)
LyondellBasell Industries NV, Class A †	1,379,000	47,437,600
Newmont Mining Corp.	712,200	43,750,446

		91,188,046

Pharmaceuticals (8.0%)
Abbott Laboratories	1,079,200	51,704,472
Novartis AG ADR	676,000	39,850,200
Pfizer, Inc.	3,576,300	62,621,013

		154,175,685

Technology (17.5%)
Applied Materials, Inc.	3,618,400	50,838,520
eBay, Inc. †	1,621,300	45,120,779
Flextronics International, Ltd. †	7,270,100	57,070,285

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

DECEMBER 31, 2010

	Share Amount	Market Value
Technology (Continued)
Microsoft Corp.	2,254,100	$62,934,472
Symantec Corp. †	2,719,000	45,516,060
Texas Instruments, Inc.	1,139,700	37,040,250
Visa, Inc., Class A	565,300	39,785,814

		338,306,180

Utilities (5.3%)
AES Corp. †	3,769,000	45,906,420
Exelon Corp.	1,378,900	57,417,396

		103,323,816

Total Common Stocks (cost $1,563,195,284)		$1,868,474,610

Short-Term Investments (3.2%)
Money Market Fund (3.2%)
Western Asset Institutional U.S. Treasury Reserves, 0.02% (cost $60,996,229) (a)	60,996,229	$60,996,229

Total Investments (100.1%) (cost $ 1,624,191,513) *		$1,929,470,839
Liabilities less Other Assets (-0.1%)		(1,608,000)

Net Assets ( 100.0% )		$1,927,862,839

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2010.
†	Non-income producing security

ADR — American Depositary Receipt

*	Cost for Federal income tax purposes is $1,635,467,538 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$326,445,074
Gross Unrealized Depreciation	(32,441,773)

Net Unrealized Appreciation (Depreciation)	$294,003,301

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

ASSETS
Investments, at value (Cost $1,624,191,513)	$1,929,470,839
Receivables:
Capital shares sold	2,391,085
Dividends	746,862
From administrator	6,805
Prepaid expenses	62,340

Total Assets	1,932,677,931

LIABILITIES
Payables:
Capital shares redeemed	3,139,347
Accrued liabilities:
Advisory fees	1,209,668
Administrator fees	43,718
Transfer Agent fees and expenses	179,733
Custodian fees	29,977
Compliance and Treasurer Services fees	12,291
Directors’ fees and expenses	1,219
Other	199,139

Total Liabilities	4,815,092

Net Assets	$1,927,862,839

COMPONENTS OF NET ASSETS
Par Value (200,000,000 shares authorized)	$60,595
Paid-in capital	1,989,375,850
Accumulated undistributed net investment income	188,968
Accumulated net realized loss on investments	(367,041,900)
Net unrealized appreciation on investments	305,279,326

Net Assets	$1,927,862,839

NET ASSET VALUE
Net Assets	$1,927,862,839
Shares Outstanding	60,595,490

Net Asset Value (offering price & redemption price per share)	$31.82

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes $277,612)	$31,595,662

Total Income	31,595,662

Expenses:
Advisory fees (Note 3)	14,816,703
Administrator fees	515,353
Transfer Agent fees and expenses	2,081,441
Custodian fees	196,861
Compliance and Treasurer Services fees (Note 3)	160,098
Directors’ fees and expenses (Note 3)	103,154
Professional fees	318,638
Insurance fees	93,929
Registration fees	62,597
Printing fees	202,309
Miscellaneous	18,144

Total Expenses	18,569,227

Net Investment Income	13,026,435

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	131,179,822
Net change in unrealized appreciation (depreciation) on investments	60,812,094

Net realized and unrealized gain (loss) on investments	191,991,916

Net increase in net assets from operations	$205,018,351

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$13,026,435	$16,035,383
Net realized gain (loss) on investments sold	131,179,822	(163,659,106)
Net change in unrealized appreciation (depreciation) on investments	60,812,094	588,651,738

Increase in net assets from operations	205,018,351	441,028,015

Dividends to shareholders from net investment income	(12,971,367)	(15,901,483)

Capital share transactions (Note 6)	(380,706,594)	66,721,928

Total increase (decrease)	(188,659,610)	491,848,460
Net assets:
Beginning of the year	2,116,522,449	1,624,673,989

End of the year (Including line (A))	$1,927,862,839	$2,116,522,449

(A) Accumulated undistributed net investment income	$188,968	$133,900

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS December 31, 2010

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)   Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) are valued at the last quoted sale price, as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following, (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair value estimates are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (Continued)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments in securities as of December 31, 2010:

Valuation Inputs	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,868,474,610	$—	$—	$1,868,474,610
Short-Term Investments	60,996,229	—	—	60,996,229

Total Investments	$1,929,470,839	$—	$—	$1,929,470,839

At December 31, 2010, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. There were no significant transfers between Level 1, 2, or 3 as of December 31, 2010, based on the valuation input Levels on December 31, 2009.

b)  Security Transactions and Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

c)  Dividends to Shareholders

Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from generally accepted accounting

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (Continued)

principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

d)  Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3.    Investment Advisory and Other Services

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Other Services

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

The Fund also has agreements with various financial intermediaries and “mutual fund supermarkets” under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide sub-transfer agent services that the Fund transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as “Transfer Agent fees and expenses” that it receives from the Fund and the Adviser agrees to pay the excess, if any, charged by a financial intermediary.

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Citi or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (Continued)

Pursuant to a Compliance Services Agreement with the Fund, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FCS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

The Fund pays each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act (“Independent Director”), quarterly fees of $1,250, plus $5,000 per quarterly in-person meeting, $2,000 per quarterly meeting attended telephonically and $1,000 per special meeting attended in person or telephonically.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.    Purchases and Sales of Securities

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2010 aggregated $1,205,990,840 and $1,552,185,240, respectively.

5.    Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$12,971,367	$15,901,483
Long-Term Capital Gain	—	—

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Accumulated Net Investment Income	$188,968
Capital and Other Losses	(355,765,875)
Net Unrealized Appreciation	294,003,301

There were no permanent book to tax differences for the year ended December 31, 2010. As a result, no amounts were reclassified on the Statement of Assets and Liabilities.

For the year ended December 31, 2010 the Fund had capital loss carryforwards in the amounts of $178,033,782 and $177,732,093 which expire in 2016 and 2017, respectively.

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010. The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended relating to regulated investment companies (“RICs”) that will generally become effective for

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (Concluded)

taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

6.    Capital Stock

As of December 31, 2010, 200,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $1,989,375,850. Transactions in capital stock were as follows:

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Sale of shares	11,141,573	$320,909,013	17,052,479	$415,155,089
Reinvestment of dividends	443,100	12,542,005	606,466	15,439,386
Redemption of shares	(25,035,524)	(714,157,612)	(14,988,170)	(363,872,547)

Net increase (decrease) from capital transactions	(13,450,851)	$(380,706,594)	2,670,775	$66,721,928

Of the 60,595,490 shares outstanding as of December 31, 2010, the Employees’ Profit Sharing Plan of the Adviser owned 566,055 shares.

7.    Other Information

On December 31, 2010, two entities, Charles Schwab & Co. Inc. and National Financial Services LLC, held of record in omnibus accounts approximately 68% of the outstanding shares of the Fund on behalf of numerous investors.

8.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was available to be issued.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.58	$22.76	$35.68	$39.19	$36.63

Investment Operations
Net investment income(a)	0.19	0.22	0.25	0.20	0.21
Net realized and unrealized gain (loss) on investments	3.25	5.82	(12.91)	0.83	5.86

Total from Investment Operations	3.44	6.04	(12.66)	1.03	6.07

Distributions from
Net investment income	(0.20)	(0.22)	(0.26)	(0.21)	(0.21)
Net realized gains	—	—	—	(4.33)	(3.30)

Total Distributions	(0.20)	(0.22)	(0.26)	(4.54)	(3.51)

Net Asset Value, End of Period	$31.82	$28.58	$22.76	$35.68	$39.19

Total Return	12.13%	26.64%	(35.60)%	2.58%	16.56%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)	$1,927,863	$2,116,522	$1,624,674	$2,730,928	$2,876,335
Ratios to Average Net Assets:
Expenses	0.94%	0.94%	0.92%	0.92%	0.92%
Net Investment Income	0.66%	0.89%	0.80%	0.50%	0.54%
Portfolio Turnover Rate	64%	97%	111%	84%	66%

(a)	Calculated using the average shares outstanding for the period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Sound Shore Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Sound Shore Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sound Shore Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

February 24, 2011

SOUND SHORE FUND, INC.

December 31, 2010 (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Actual Return	$1,000.00	$1,231.30	$5.34
Hypothetical Return	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

Income Dividends - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The Fund paid income dividends of $12,971,367 for the tax year ended December 31, 2010, of which $0 were short term capital gain dividends. The Fund designated 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deductions (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates

SOUND SHORE FUND, INC.

December 31, 2010 (Unaudited) (Continued)

0.00% of its income dividends as qualified interest income (QII) and 0.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is also available on the SEC’s web site at http://www.sec.gov under the name of the Fund (Company Name).

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is available on the SEC’s web site at http://www.sec.gov under the name of the Fund (Company Name).

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC’s web site at http://www.sec.gov under the name of the Fund (Company Name). It may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Directors and Officers of the Fund

The following is relevant information regarding Directors and Officers of the Fund:

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Independent Directors
Harry W. Clark c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 61	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 23, 2006 to present	Managing Partner, Stanwich Group LLC (public policy consulting firm) since January 2001; Senior Counselor, Brunswick Group LLC (international financial communications consulting firm) since January 2005.

H. Williamson Ghriskey, Jr. c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 66	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 23, 2006 to present	Senior Managing Director/Portfolio Management, First Republic Investment Management (investment counseling firm) September 1978 to present (Director since September 1997).	Past President of Investment Advisor Association 1990-1992

SOUND SHORE FUND, INC.

December 31, 2010

Directors and Officers of the Fund (Continued)

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
David Blair Kelso c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 58	Lead Independent Director; Audit Committee (Chair); Nominating Committee (Chair); Valuation Committee (member); Audit Committee Financial Expert	January 23, 2006 to present	Managing Partner, Kelso Advisory Services (consulting firm) since October 2003; Trustee, Connecticut College, since October 2007; Director, Round Hill Development Corp (resort development firm)., since 2006; Director, Aspen Holdings, Inc. (insurance firm) since 2005; Executive Vice President, Strategy & Finance, Aetna, Inc. (insurance firm) September 2001 - September 2003; Chief Financial Officer, Executive Vice President, and Managing Director, Chubb, Inc. (insurance firm) August 1996 - August 2001.	Director, EXL Service Holdings, Inc. (since July 2006) Director, Assurant, Inc. (since March 2007)

John J. McCloy, II c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 73	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	April 1985 to present

Chairman, Apelles - III (military housing); Director, American Council on Germany (non-profit entity); Chairman, Gravitas Technologies, Inc. (information technology firm); Entrepreneur, J.J. McCloy II, Inc.; Chairman, SpringerRun, Inc. (marketing firm) until 2010.

Director, Secured Retirement International

Interested Directors(2)
Harry Burn, III, M.B.A. 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 66	Chairman and Director; Valuation Committee (member)	April 1985 to present (Chairman September 1992 to present)	Chairman and Director, Sound Shore Management, Inc. since 1978; Chartered Financial Analyst.

T. Gibbs Kane, Jr. 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 63	President and Director, Valuation Committee (member)	April 1985 to present	President and Director, Sound Shore Management, Inc. since 1977; Chartered Financial Analyst.

Officers
Lowell E. Haims 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 43	Secretary	October 2010 to present	Chief Administrative Officer, Sound Shore Management, Inc. since October 2005; Chief Compliance Officer, Sound Shore Management, Inc. since June 2007; Chartered Financial Analyst.

SOUND SHORE FUND, INC.

December 31, 2010

Directors and Officers of the Fund (Concluded)

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Charles S. Todd Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 39	Treasurer	June 2009 to present	Director, Foreside Management Services, LLC (December 2008 to present); Vice President/Assistant Vice President within the Fund Administration Department of J.P. Morgan Investor Services Co. (June 2000-December 2008).

Susan C. Mosher Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 55	Chief Compliance Officer	June 2009 to present	President of Foreside Alternative Investment Services, LLC (June 2009 to present); Chief Compliance Officer; Coast Asset Management, LLC (August 2007 to May 2009); Senior Director and Chief Counsel/Director; Investors Bank & Trust Company (August 1995 to July 2007).

(1)	Term of Service is until his/her successor is elected or qualified or until his/her earlier resignation or removal.
(2)	Harry Burn, III and T. Gibbs Kane, Jr. are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of their position as shareholders, senior officers, and Directors of the Adviser. Each is a portfolio manager of the Fund.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Directors. The SAI is available for free, by contacting the Fund at (800) 551-1980.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Counsel to the Independent Directors

Wilmer Cutler Pickering Hale

and Dorr, LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-AR-1210

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Annual Report

December 31, 2010

Item 2. Code of Ethics.

Sound Shore Fund, Inc. maintains a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that David Blair Kelso, who meets the definition of an independent director as specified by Item 3, is an “audit committee financial expert” as that term is defined by applicable regulator guidelines.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,120 in 2010 and $40,500 in 2009.

(b)	Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2010 and $0 in 2009.

(c)	Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Fees”) were $4,475 in 2010 and $4,300 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)	All Other Fees - There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Pre-Approval Requirements for Audit and Non-Audit Services. The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as defined under Rule 2-01(c)(4) of Regulation S-X) for the Fund. In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to Sound Shore Management, Inc. (“Sound Shore Management”), the Fund’s investment adviser, by the Fund’s independent auditor if the engagement relates to the operations and financial reporting of the Fund. The Audit Committee considers whether fees paid by Sound Shore Management for audit and permissible non-audit services are consistent with the independent auditor’s independence. Pre-approval of any permissible non-audit services provided to the Fund is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). Pre-approval of permissible non-audit services rendered to Sound Shore Management is not required if such services constitute not more than 5% of the total amount of revenues paid by the Fund and Sound Shore Management collectively to the Fund’s independent auditor during the fiscal year in which such services are provided. The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting.

(e)(2)	No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable as less than 50%.

(g)	The aggregate fees billed in the Reporting Periods for Non-Audit Services by the principal accountant to the Registrant and Sound Shore Management were $50,225 in 2010 and $44,000 in 2009.

(h)	The Registrant’s Audit Committee considers the provision of any non-audit services rendered to the investment adviser, to the extent applicable, in evaluating the independence of the Registrant’s principal accountant. Any services provided by the principal accountant to the Registrant or to Sound Shore Management requiring pre-approval were pre-approved.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE.

Item 6. Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.

(b)	NOT APPLICABLE.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE.

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Sound Shore Fund, Inc.

By (Signature and Title)	/s/ T. GIBBS KANE, JR.
T. Gibbs Kane, Jr., President

Date March 07, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ T. GIBBS KANE, JR.
T. Gibbs Kane, Jr., President
Date March 07, 2011
By (Signature and Title)	/s/ CHARLES S. TODD
Charles S. Todd, Treasurer

Date March 07, 2011